UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2021

WESTERN ASSET

SHORT DURATION

HIGH INCOME FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2021

II	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality) and are commonly known as “high yield” or “junk” bonds.

The Fund’s investments may include, but will not be limited to, high yield corporate debt securities and adjustable rate bank loans. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi, as estimated by the subadviser, of three years or less. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, modestly declined over the twelve-months ended July 31, 2021. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, sharply falling and then rising global growth, trade conflicts, inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Western Asset Short Duration High Income Fund 2021 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved higher as economic conditions improved. The yield for the two-year Treasury note began the reporting period at 0.11% and ended the period at 0.19%. The low of 0.09% occurred on February 5, 2021 and the high of 0.28% took place on June 25, 2021. Long-term U.S. Treasury yields moved sharply higher, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The ten-year Treasury yield began the reporting period at 0.55%. The low of 0.52% occurred on August 4, 2020, and the high of 1.74% took place on March 19 and March 31, 2021. The ten-year Treasury yield then ended the period at 1.24%.

All told, the short duration high-yield market, as measured by the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Indexiv (prior to August 24, 2021, known as Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index), returned 11.69% for the twelve-month reporting period ended July 31, 2021.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased our allocation to bank loans, while reducing the Fund’s exposures to investment-grade and high-yield corporate bonds. Within the high-yield corporate bond market, we added to the Fund’s exposures to the Industrials and Energy sectors, while paring its allocations to the Capital Goods1 and Consumer Cyclical2 sectors. From a quality perspective, we increased the Fund’s allocation to securities rated B and CCC, and reduced its exposure to securities rated BB. Finally, we pared the Fund’s duration during the reporting period.

The Fund employed U.S. Treasury futures to manage it duration and yield curvev positioning. All told, they modestly contributed to performance. The credit default swaps employed during the reporting period did not have a meaningful impact on return.

Performance review

For the twelve months ended July 31, 2021, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 12.20%. The Fund’s unmanaged benchmark, the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index, returned 11.69% for the same period. The Lipper Short High Yield Funds Category Averagevi returned 8.00% over the same time frame.

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.
[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

2	Western Asset Short Duration High Income Fund 2021 Annual Report

Performance Snapshot as of July 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	4.05%	12.20%
Class C	3.69%	11.40%
Class C1[1]	4.01%	11.66%
Class R	4.07%	11.81%
Class I	4.18%	12.47%
Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index	3.93%	11.69%
Lipper Short High Yield Funds Category Average	2.63%	8.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2021 for Class A, Class C, Class C1, Class R and Class I shares were 2.93%, 2.29%, 2.55%, 2.59% and 3.28%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 2.58%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 1.03%, 1.74%, 1.38%, 1.67% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.40% for

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short Duration High Income Fund 2021 Annual Report	3

Fund overview (cont’d)

Class R shares and 0.85% for Class I shares. Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) exceed the expense limitation (“expense cap”) for Class A and Class R shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its security selection. In particular, the Fund’s holdings in the Financials sector, including overweight positions in AerCap and Global Aircraft Leasing Company Co, Ltd., were the most additive for returns. Within the Industrials sector, overweights in Delta Air Lines Inc. and United Airlines Holdings Inc. were rewarded. In all four cases, increased travel activity and improving fundamentals supported these securities.

From a sector perspective, an underweight to Information Technology and an overweight to Financials sectors were additive for returns. Finally, the Fund’s tactical duration and yield curve positioning contributed to performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its opportunistic exposure to investment-grade corporate bonds, as they lagged the benchmark. An underweight to CCC-rated securities detracted from performance, as lower rated securities outperformed their higher rated counterparts. While there were no other material detractors from performance, several individual securities were modest headwinds for results.

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 31, 2021

4	Western Asset Short Duration High Income Fund 2021 Annual Report

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher rated securities. Below investment grade securities are commonly referred to as “junk bonds”. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2021 were: Consumer Discretionary (17.7%), Industrials (14.8%), Health Care (11.9%), Energy (11.0%) and Communication Services (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration High Income Fund 2021 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index (prior to August 24, 2021, known as Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index) is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds for the six-month period and among the 65 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Short Duration High Income Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2021 and July 31, 2020 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2021 and held for the six months ended July 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.05%	$1,000.00	$1,040.50	1.00%	$5.06	Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class C	3.69	1,000.00	1,036.90	1.69	8.54	Class C	5.00	1,000.00	1,016.41	1.69	8.45
Class C1	4.01	1,000.00	1,040.10	1.42	7.18	Class C1	5.00	1,000.00	1,017.75	1.42	7.10
Class R	4.07	1,000.00	1,040.70	1.33	6.73	Class R	5.00	1,000.00	1,018.20	1.33	6.66
Class I	4.18	1,000.00	1,041.80	0.71	3.59	Class I	5.00	1,000.00	1,021.27	0.71	3.56

8	Western Asset Short Duration High Income Fund 2021 Annual Report

[1]	For the six months ended July 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Duration High Income Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I
Twelve Months Ended 7/31/21	12.20%	11.40%	11.66%	11.81%	12.47%
Five Years Ended 7/31/21	6.04	5.30	5.62	5.70	6.34
Ten Years Ended 7/31/21	4.71	N/A	4.28	N/A	4.98
Inception* through 7/31/21	—	3.89	—	3.02	—

With sales charges[3]	Class A	Class C	Class C12	Class R	Class I
Twelve Months Ended 7/31/21	9.77%	10.40%	10.66%	11.81%	12.47%
Five Years Ended 7/31/21	5.56	5.30	5.62	5.70	6.34
Ten Years Ended 7/31/21	4.48	N/A	4.28	N/A	4.98
Inception* through 7/31/21	—	3.89	—	3.02	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/11 through 7/31/21)	58.45%
Class C (Inception date of 8/1/12 through 7/31/21)	40.99
Class C1[2] (7/31/11 through 7/31/21)	52.09
Class R (Inception date of 1/31/14 through 7/31/21)	25.02
Class I (7/31/11 through 7/31/21)	62.55

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, Class C, Class C1, Class R and Class I shares are November 6, 1992, August 1, 2012, August 24, 1994, January 31, 2014 and February 5, 1996, respectively.

10	Western Asset Short Duration High Income Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index†* — July 2011 - July 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2011, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index. The Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Constrained Index (the “Index”) is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This Index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*	Prior to August 24, 2021, known as Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index.

Prior to May 1, 2013, the Fund followed different investment strategies under the name “Western Asset High Income Fund”.

Western Asset Short Duration High Income Fund 2021 Annual Report	11

Schedule of investments

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 57.9%
Communication Services — 7.1%
Diversified Telecommunication Services — 0.8%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	200,000	$220,264	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,874,965	(a)
Total Diversified Telecommunication Services				3,095,229
Entertainment — 1.6%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	1,730,000	1,730,000	(a)(b)
Banijay Entertainment SASU, Senior Secured Notes	5.375%	3/1/25	2,000,000	2,073,560	(a)
Cinemark USA Inc., Senior Notes	5.875%	3/15/26	1,080,000	1,062,450	(a)
Netflix Inc., Senior Notes	4.375%	11/15/26	1,290,000	1,465,388
Total Entertainment				6,331,398
Interactive Media & Services — 0.1%
Match Group Holdings II LLC, Senior Notes	5.000%	12/15/27	370,000	390,048	(a)
Media — 2.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.500%	5/1/26	2,750,000	2,846,167	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,230,000	2,405,468
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,075,000	1,228,188
iHeartCommunications Inc., Senior Secured Notes	4.750%	1/15/28	480,000	498,389	(a)
Sirius XM Radio Inc., Senior Notes	4.000%	7/15/28	1,280,000	1,322,144	(a)
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	1,070,000	1,172,913	(a)
Urban One Inc., Senior Secured Notes	7.375%	2/1/28	600,000	642,834	(a)
Total Media				10,116,103
Wireless Telecommunication Services — 2.0%
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	1,000,000	1,060,700
Sprint Corp., Senior Notes	7.875%	9/15/23	2,160,000	2,446,524
Sprint Corp., Senior Notes	7.125%	6/15/24	2,000,000	2,302,000
T-Mobile USA Inc., Senior Notes	2.625%	4/15/26	1,670,000	1,711,909
Total Wireless Telecommunication Services				7,521,133
Total Communication Services				27,453,911

See Notes to Financial Statements.

12	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 11.0%
Auto Components — 0.3%
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	738,000	$765,347
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	550,000	570,075
Total Auto Components				1,335,422
Automobiles — 1.5%
Ford Motor Co., Senior Notes	9.000%	4/22/25	1,390,000	1,712,758
Ford Motor Credit Co. LLC, Senior Notes	3.096%	5/4/23	1,690,000	1,726,141
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	840,000	926,100
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	1,220,000	1,282,708	(a)
Total Automobiles				5,647,707
Distributors — 0.6%
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,946,873	2,210,957	(a)(c)
Diversified Consumer Services — 0.6%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	2,268,000	2,489,141	(a)
Hotels, Restaurants & Leisure — 6.9%
Caesars Entertainment Inc., Senior Secured Notes	6.250%	7/1/25	1,380,000	1,459,046	(a)
Carnival Corp., Secured Notes	10.500%	2/1/26	2,380,000	2,728,051	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	890,000	966,451	(a)
International Game Technology PLC, Senior Secured Notes	4.125%	4/15/26	890,000	928,310	(a)
MGM Resorts International, Senior Notes	5.500%	4/15/27	1,730,000	1,882,154
Mohegan Gaming & Entertainment, Senior Notes	7.875%	10/15/24	620,000	650,306	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	1,560,000	1,486,056	(a)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	540,000	544,725	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	2,190,000	2,586,948	(a)
NCL Corp. Ltd., Senior Secured Notes	10.250%	2/1/26	2,020,000	2,310,375	(a)
Royal Caribbean Cruises Ltd., Senior Notes	4.250%	7/1/26	2,120,000	2,071,982	(a)
Sands China Ltd., Senior Notes	3.800%	1/8/26	400,000	431,380
Scientific Games International Inc., Senior Notes	8.250%	3/15/26	1,740,000	1,848,767	(a)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	780,000	809,250	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	13

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	540,000	$538,029	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,660,000	1,654,090	(a)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	2,480,000	2,879,925	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	960,000	1,023,898	(a)
Total Hotels, Restaurants & Leisure				26,799,743
Specialty Retail — 1.1%
Academy Ltd., Senior Secured Notes	6.000%	11/15/27	440,000	474,016	(a)
L Brands Inc., Senior Notes	9.375%	7/1/25	630,000	817,425	(a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	500,000	518,142	(a)
NMG Holding Co. Inc./Neiman Marcus Group LLC, Senior Secured Notes	7.125%	4/1/26	540,000	577,120	(a)
Party City Holdings Inc., Senior Secured Notes	8.750%	2/15/26	1,140,000	1,208,400	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	250,000	274,436	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Secured Notes	4.750%	2/15/28	250,000	259,903	(a)
Total Specialty Retail				4,129,442
Total Consumer Discretionary				42,612,412
Consumer Staples — 0.3%
Beverages — 0.3%
Triton Water Holdings Inc., Senior Notes	6.250%	4/1/29	1,130,000	1,132,921	(a)
Energy — 9.6%
Oil, Gas & Consumable Fuels — 9.6%
Apache Corp., Senior Notes	4.875%	11/15/27	320,000	344,370
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	2,437,000	2,406,537	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	1,440,000	1,552,075	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	300,000	310,887	(a)
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	830,000	879,012	(a)
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	300,000	313,596	(a)
Comstock Resources Inc., Senior Notes	7.500%	5/15/25	196,000	203,586	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,300,000	1,364,786
DCP Midstream Operating LP, Senior Notes	5.375%	7/15/25	810,000	897,359
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	6.625%	7/15/25	580,000	614,075	(a)

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	560,000		$578,917	(a)
EQM Midstream Partners LP, Senior Notes	4.000%	8/1/24	400,000		410,120
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	440,000		479,745	(a)
EQM Midstream Partners LP, Senior Notes	4.125%	12/1/26	1,270,000		1,286,643
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	390,000		438,290	(a)
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	240,000		260,143
EQT Corp., Senior Notes	6.625%	2/1/25	2,000,000		2,313,920
EQT Corp., Senior Notes	3.125%	5/15/26	720,000		742,590	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,360,000		1,354,608
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,350,000		1,420,382	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,240,000		1,300,419	(a)
Oasis Petroleum Inc., Senior Notes	6.375%	6/1/26	2,780,000		2,880,831	(a)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	870,000		953,742
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,050,000		1,061,891
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	3,670,000		3,647,613
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 1.450%)	1.606%	8/15/22	130,000		129,333	(d)
PBF Holding Co. LLC/PBF Finance Corp., Senior Secured Notes	9.250%	5/15/25	380,000		348,175	(a)
Penn Virginia Escrow LLC, Senior Notes	9.250%	8/15/26	2,360,000		2,341,686	(a)(b)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	300,000		336,494
Range Resources Corp., Senior Notes	5.000%	3/15/23	441,000		457,004
Range Resources Corp., Senior Notes	9.250%	2/1/26	870,000		945,481
Southwestern Energy Co., Senior Notes	4.100%	3/15/22	1,700,000		1,713,591
Vesta Energy Corp., Senior Notes	8.125%	7/24/23	970,000	CAD	649,206	(a)
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	1,890,000		1,982,308
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	100,000		103,250
Total Energy					37,022,665
Financials — 4.9%
Banks — 0.6%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	690,000		793,500	(d)(e)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	15

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	550,000	$623,906	(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	610,000	744,305	(a)(d)(e)
Total Banks				2,161,711
Capital Markets — 0.7%
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	600,000	667,101	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	200,000	225,593	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	210,000	227,850	(a)(d)(e)
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	490,000	532,840	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,130,000	1,242,373	(a)(d)(e)
Total Capital Markets				2,895,757
Consumer Finance — 0.3%
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	1,180,000	1,228,197	(a)
Diversified Financial Services — 1.7%
Alliance Data Systems Corp., Senior Notes	4.750%	12/15/24	1,500,000	1,544,070	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	670,000	686,750	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,501,020	2,516,651	(a)(c)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	1,000,000	1,024,860	(a)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	690,000	685,936	(a)
Total Diversified Financial Services				6,458,267
Insurance — 0.3%
Highlands Holdings Bond Issuer Ltd./ Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	1,100,000	1,168,497	(a)(c)
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	870,000	869,646	(a)

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage Real Estate Investment Trusts (REITs) — continued
Starwood Property Trust Inc., Senior Notes	5.500%	11/1/23	560,000	$588,000	(a)
Starwood Property Trust Inc., Senior Notes	3.625%	7/15/26	2,090,000	2,126,690	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				3,584,336
Thrifts & Mortgage Finance — 0.4%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	1,190,000	1,360,533	(a)
Total Financials				18,857,298
Health Care — 6.1%
Health Care Providers & Services — 4.4%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,310,000	1,337,837	(a)
Centene Corp., Senior Notes	5.375%	8/15/26	2,500,000	2,606,775	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	6.625%	2/15/25	1,000,000	1,049,840	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	1,940,000	2,082,338	(a)
Global Medical Response Inc., Senior Secured Notes	6.500%	10/1/25	680,000	706,350	(a)
HCA Inc., Senior Notes	5.375%	2/1/25	2,050,000	2,326,032
Legacy LifePoint Health LLC, Senior Secured Notes	4.375%	2/15/27	500,000	502,913	(a)
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Senior Notes	9.750%	12/1/26	780,000	829,901	(a)
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	2,200,000	2,389,750
Tenet Healthcare Corp., Senior Secured Notes	7.500%	4/1/25	1,090,000	1,173,134	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.875%	1/1/26	500,000	516,875	(a)
US Renal Care Inc., Senior Notes	10.625%	7/15/27	1,450,000	1,576,984	(a)
Total Health Care Providers & Services				17,098,729
Pharmaceuticals — 1.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	2,050,000	2,221,687	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	1,110,000	1,186,135	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	1,000,000	1,022,545	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	860,000	945,527
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,000,000	960,850
Total Pharmaceuticals				6,336,744
Total Health Care				23,435,473

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	17

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 10.2%
Aerospace & Defense — 0.5%
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	600,000	$645,015	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	1,100,000	1,155,000	(a)
Total Aerospace & Defense				1,800,015
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	689,000	693,186	(a)
XPO Logistics Inc., Senior Notes	6.250%	5/1/25	900,000	956,250	(a)
Total Air Freight & Logistics				1,649,436
Airlines — 4.2%
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	2,190,000	2,740,237	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	1,990,000	2,084,525	(a)
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	560,000	568,055
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	860,000	1,012,926
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	1,750,000	1,882,253	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	2,370,000	2,487,291	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	930,000	1,013,700	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	984,000	1,106,129	(a)
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	753,472
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	1,960,000	2,019,055	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	485,810	510,471
Total Airlines				16,178,114
Commercial Services & Supplies — 2.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	1,280,000	1,356,800	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	1,340,000	1,341,675	(a)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	280,000	282,974
CoreCivic Inc., Senior Notes	8.250%	4/15/26	1,120,000	1,189,014
GFL Environmental Inc., Senior Secured Notes	3.750%	8/1/25	580,000	596,675	(a)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	280,000		$294,833	(a)
Legends Hospitality Holding Co. LLC/ Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	2,330,000		2,417,375	(a)
RR Donnelley & Sons Co., Senior Secured Notes	6.125%	11/1/26	2,970,000		3,131,449	(a)
Total Commercial Services & Supplies					10,610,795
Construction & Engineering — 0.6%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	1,150,000		1,203,187	(a)
Empire Communities Corp., Senior Notes	7.000%	12/15/25	1,160,000		1,226,706	(a)
Total Construction & Engineering					2,429,893
Machinery — 0.7%
Granite US Holdings Corp., Senior Notes	11.000%	10/1/27	1,500,000		1,672,823	(a)
TK Elevator US Newco Inc., Senior Secured Notes	5.250%	7/15/27	830,000		877,559	(a)
Total Machinery					2,550,382
Trading Companies & Distributors — 1.1%
Alta Equipment Group Inc., Secured Notes	5.625%	4/15/26	1,680,000		1,744,932	(a)
BCPE Empire Holdings Inc., Senior Notes	7.625%	5/1/27	420,000		422,663	(a)
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	2,550,000	CAD	2,060,081	(a)
Total Trading Companies & Distributors					4,227,676
Total Industrials					39,446,311
Information Technology — 1.4%
Communications Equipment — 0.3%
CommScope Inc., Senior Notes	8.250%	3/1/27	850,000		901,030	(a)
CommScope Technologies LLC, Senior Notes	6.000%	6/15/25	356,000		361,785	(a)
Total Communications Equipment					1,262,815
IT Services — 1.0%
CDW LLC/CDW Finance Corp., Senior Notes	4.125%	5/1/25	400,000		415,627
MoneyGram International Inc., Senior Secured Notes	5.375%	8/1/26	1,250,000		1,298,438	(a)
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	4.625%	11/1/26	1,300,000		1,357,934	(a)
Unisys Corp., Senior Secured Notes	6.875%	11/1/27	770,000		839,712	(a)
Total IT Services					3,911,711

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	19

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 0.1%
Entegris Inc., Senior Notes	3.625%	5/1/29	390,000	$400,290	(a)
Total Information Technology				5,574,816
Materials — 3.9%
Chemicals — 0.3%
Anagram International Inc./Anagram Holdings LLC, Secured Notes (5.000% Cash and 5.000% PIK or 10.000% Cash)	10.000%	8/15/26	126,877	124,974	(a)(c)
Kraton Polymers LLC/Kraton Polymers Capital Corp., Senior Notes	4.250%	12/15/25	820,000	842,550	(a)
Total Chemicals				967,524
Construction Materials — 0.4%
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	640,000	647,738	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.250%	1/15/29	660,000	701,831	(a)
Total Construction Materials				1,349,569
Containers & Packaging — 1.1%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,000,000	1,056,200	(a)(c)
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, Senior Secured Notes	3.250%	9/1/28	830,000	832,204	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	1,150,000	1,175,745	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	1,240,000	1,309,533	(a)
Total Containers & Packaging				4,373,682
Metals & Mining — 1.8%
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	400,000	418,516	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	790,000	806,570	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	500,000	519,043	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	2,800,000	3,038,182	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	1,500,000	1,634,977
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	420,000	427,875	(a)
Total Metals & Mining				6,845,163
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	5.125%	2/1/29	430,000	439,138
Resolute Forest Products Inc., Senior Notes	4.875%	3/1/26	860,000	890,844	(a)
Total Paper & Forest Products				1,329,982
Total Materials				14,865,920

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 3.3%
Equity Real Estate Investment Trusts (REITs) — 2.2%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	740,000	$819,154
Diversified Healthcare Trust, Senior Notes	4.750%	2/15/28	430,000	435,225
GEO Group Inc., Senior Notes	5.125%	4/1/23	2,250,000	2,125,159
GEO Group Inc., Senior Notes	5.875%	10/15/24	510,000	455,213
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	1,480,000	1,548,742	(a)
iStar Inc., Senior Notes	4.250%	8/1/25	500,000	519,875
RLJ Lodging Trust LP, Senior Secured Notes	3.750%	7/1/26	1,900,000	1,928,728	(a)
VICI Properties LP/VICI Note Co. Inc., Senior Notes	3.750%	2/15/27	850,000	876,562	(a)
Total Equity Real Estate Investment Trusts (REITs)				8,708,658
Real Estate Management & Development — 1.1%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,800,000	1,887,876	(a)
Forestar Group Inc., Senior Notes	3.850%	5/15/26	1,010,000	1,023,352	(a)
Realogy Group LLC/Realogy Co-Issuer Corp., Secured Notes	7.625%	6/15/25	1,110,000	1,197,412	(a)
Total Real Estate Management & Development				4,108,640
Total Real Estate				12,817,298
Utilities — 0.1%
Electric Utilities — 0.1%
Talen Energy Supply LLC, Senior Notes	10.500%	1/15/26	660,000	440,550	(a)
Total Corporate Bonds & Notes (Cost — $213,825,883)				223,659,575
Senior Loans — 26.7%
Communication Services — 2.0%
Interactive Media & Services — 0.2%
Rackspace Technology Global Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	2/15/28	907,725	898,203	(d)(f)(g)
Media — 1.8%
Applovin Corp., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	8/15/25	1,290,226	1,282,503	(d)(f)(g)
Directv Financing LLC, Closing Date Term Loan	—	8/2/27	1,580,000	1,578,823	(h)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	2.588%	11/18/24	747,650	738,772	(d)(f)(g)
EW Scripps Co., Term Loan B2 (the greater of 1 mo. USD LIBOR or 0.750% + 2.563%)	3.313%	5/1/26	1,466,381	1,459,254	(d)(f)(g)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	21

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.092%	5/1/26	1,234,587	$1,219,927	(d)(f)(g)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (1 mo. USD LIBOR + 3.500%)	3.592%	12/17/26	696,250	690,207	(d)(f)(g)
Total Media				6,969,486
Total Communication Services				7,867,689
Consumer Discretionary — 6.5%
Auto Components — 0.9%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	4/30/26	826,875	821,707	(d)(f)(g)
First Brands Group LLC, 2021 First Lien Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.000%)	6.000%	3/30/27	2,074,800	2,101,389	(d)(f)(g)
Truck Hero Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	1/29/28	608,475	607,374	(d)(f)(g)
Total Auto Components				3,530,470
Diversified Consumer Services — 0.6%
Adtalem Global Education Inc., Term Loan B	—	2/12/28	1,460,000	1,462,008	(h)
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	763,847	761,353	(d)(f)(g)
TruGreen LP, Second Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 8.500%)	9.250%	11/2/28	210,000	215,250	(d)(f)(g)(i)
Total Diversified Consumer Services				2,438,611
Hotels, Restaurants & Leisure — 1.0%
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 4.500%)	4.592%	7/21/25	883,325	885,277	(d)(f)(g)
Carnival Corp., New Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	6/30/25	2,174,509	2,162,962	(d)(f)(g)
Equinox Holdings Inc., Term Loan B2 (the greater of 3 mo. USD LIBOR or 1.000% + 9.000%)	10.000%	3/8/24	673,200	674,883	(d)(f)(g)(i)
Total Hotels, Restaurants & Leisure				3,723,122
Internet & Direct Marketing Retail — 0.3%
CNT Holdings I Corp., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/8/27	987,525	986,755	(d)(f)(g)

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Leisure Products — 0.6%
Hayward Industries Inc., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	5/12/28	2,470,000	$2,451,475	(d)(f)(g)
Specialty Retail — 3.1%
Academy Ltd., Refinancing Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/5/27	658,350	659,584	(d)(f)(g)
Gannett Holdings LLC, First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.000%)	7.750%	1/29/26	1,023,580	1,033,391	(d)(f)(g)
Great Outdoors Group LLC, Term Loan B1 (the greater of 6 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	3/6/28	597,000	598,642	(d)(f)(g)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	10/19/27	1,091,795	1,088,213	(d)(f)(g)
LS Group OpCo Acquisition LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	11/2/27	945,250	946,039	(d)(f)(g)
Michaels Cos. Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/15/28	1,440,000	1,442,959	(d)(f)(g)
Petco Health and Wellness Co. Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/3/28	2,354,100	2,346,555	(d)(f)(g)
PetSmart LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/11/28	900,000	900,788	(d)(f)(g)
Rent-A-Center Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	2/17/28	1,037,400	1,042,587	(d)(f)(g)
RVR Dealership Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	2/8/28	877,800	876,159	(d)(f)(g)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	6.092%	6/19/26	1,223,271	1,222,812	(d)(f)(g)
Total Specialty Retail				12,157,729
Total Consumer Discretionary				25,288,162

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	23

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Permian Production Partners LLC, First Lien Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 8.000% PIK)	9.000%	11/24/25	275	$209	(c)(d)(f)(g)(i)
Pilot Travel Centers LLC, Initial Term Loan B	—	7/28/28	2,560,000	2,550,400	(h)(i)
Total Energy				2,550,609
Financials — 2.2%
Capital Markets — 0.9%
Cardinal Parent Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	11/12/27	651,617	652,888	(d)(f)(g)
Cowen Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/24/28	2,179,050	2,179,050	(d)(f)(g)(i)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.092%	7/3/24	646,667	638,887	(d)(f)(g)
Total Capital Markets				3,470,825
Diversified Financial Services — 0.5%
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 6.750%)	7.500%	4/7/28	340,000	348,712	(d)(f)(g)
Jane Street Group LLC, Dollar Term Loan	2.839-2.842%	1/26/28	1,094,940	1,079,885	(d)(f)(g)
UFC Holdings LLC, Term Loan B3 (the greater of 6 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	4/29/26	389,528	387,551	(d)(f)(g)
Total Diversified Financial Services				1,816,148
Insurance — 0.8%
Acrisure LLC, 2020 Term Loan B (2 mo. USD LIBOR + 3.500%)	3.607%	2/15/27	809,750	796,693	(d)(f)(g)
AmeriLife Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	4.104%	3/18/27	594,090	594,586	(d)(f)(g)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	3.342%	7/31/27	877,800	863,264	(d)(f)(g)
Baldwin Risk Partners LLC, Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	10/14/27	1,094,500	1,093,821	(d)(f)(g)
Total Insurance				3,348,364
Total Financials				8,635,337

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 5.7%
Health Care Equipment & Supplies — 0.5%
Insulet Corp., Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	4/28/28	1,850,000	$1,853,765	(d)(f)(g)
Health Care Providers & Services — 3.5%
Bioscrip Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.842%	8/6/26	1,250,950	1,246,884	(d)(f)(g)
EyeCare Partners LLC, First Lien Initial Term Loan (2 mo. USD LIBOR + 3.750%)	3.857%	2/18/27	1,691,103	1,674,674	(d)(f)(g)
EyeCare Partners LLC, Second Lien Initial Term Loan (2 mo. USD LIBOR + 8.250%)	8.357%	2/4/28	1,000,000	990,285	(d)(f)(g)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.842%	11/17/25	493,499	489,939	(d)(f)(g)
Maravai Intermediate Holdings LLC, Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/19/27	510,533	512,129	(d)(f)(g)
Medical Solutions Holdings Inc., First Lien Closing Date Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	6/14/24	1,562,175	1,567,057	(d)(f)(g)
One Call Corp., First Lien Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 5.500%)	6.250%	4/22/27	2,200,000	2,219,250	(d)(f)(g)
Sterigenics-Nordion Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	12/11/26	820,000	817,782	(d)(f)(g)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.125%	6/26/26	1,929,469	1,934,118	(d)(f)(g)
WP CityMD Bidco LLC, Refinancing Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	8/13/26	2,167,110	2,169,667	(d)(f)(g)
Total Health Care Providers & Services				13,621,785
Health Care Technology — 0.1%
AthenaHealth Inc., Term Loan B1 (3 mo. USD LIBOR + 4.250%)	4.410%	2/11/26	529,224	530,017	(d)(f)(g)
Life Sciences Tools & Services — 1.2%
ICON Luxembourg Sarl, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	7/3/28	2,193,490	2,191,527	(d)(f)(g)
PPD Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	1/13/28	997,500	996,168	(d)(f)(g)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	25

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — continued
PRA Health Sciences Inc., Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	7/3/28	546,510	$546,021	(d)(f)(g)
Precision Medicine Group LLC, Initial Delayed Draw Term Loan	—	11/18/27	91,154	90,927	(h)
Precision Medicine Group LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	11/18/27	695,352	693,617	(d)(f)(g)
Total Life Sciences Tools & Services				4,518,260
Pharmaceuticals — 0.4%
Gainwell Acquisition Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	10/1/27	995,000	996,398	(d)(f)(g)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	5/5/28	350,000	350,875	(d)(f)(g)
Total Pharmaceuticals				1,347,273
Total Health Care				21,871,100
Industrials — 4.6%
Air Freight & Logistics — 0.4%
WWEX Uni Topco Holdings LLC, First Lien Initial Term Loan	—	7/26/28	1,650,000	1,642,088	(h)
Airlines — 2.0%
Air Canada, Term Loan B	—	7/27/28	1,700,000	1,704,964	(h)
American Airlines Inc., Initial Term Loan	—	4/20/28	1,320,000	1,359,105	(h)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	1,790,000	1,893,426	(d)(f)(g)
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/21/27	810,000	859,819	(d)(f)(g)
United Airlines Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/21/28	1,875,300	1,881,048	(d)(f)(g)
Total Airlines				7,698,362
Building Products — 0.8%
CP Atlas Buyer Inc., Term Loan B	4.250%	11/23/27	1,067,325	1,064,214	(d)(f)(g)
Quikrete Holdings Inc., Term Loan B1	—	6/11/28	1,930,000	1,911,906	(h)
Total Building Products				2,976,120

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.2%
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.592%	10/1/26	722,000	$717,939	(d)(f)(g)
CoreCivic Inc., Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	12/18/24	408,971	403,520	(d)(f)(g)
Donlen LLC, Term Loan B	—	3/30/28	1,000,000	1,000,000	(h)(i)(j)
Madison IAQ LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	6/21/28	1,660,000	1,647,990	(d)(f)(g)
PAE Inc., First Lien Initial Term Loan (the greater of 2 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	10/19/27	865,650	868,896	(d)(f)(g)
Total Commercial Services & Supplies				4,638,345
Machinery — 0.2%
Clark Equipment Co., Third Amendment Incremental Term Loan (3 mo. USD LIBOR + 2.250%)	2.397%	5/18/24	897,750	889,428	(d)(f)(g)
Total Industrials				17,844,343
Information Technology — 3.6%
Communications Equipment — 0.6%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	4/6/26	1,316,550	1,305,853	(d)(f)(g)
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	4.342%	11/29/25	1,293,833	1,198,814	(d)(f)(g)
Total Communications Equipment				2,504,667
IT Services — 0.6%
Harland Clarke Holdings Corp., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	11/3/23	328,388	302,774	(d)(f)(g)
Redstone Holdco 2 LP, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	4/27/28	646,839	643,504	(d)(f)(g)
Redstone Holdco 2 LP, Retired First Lien Delayed Draw Term Loan	—	4/27/28	253,161	251,856	(h)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.750%)	8.500%	4/16/29	699,111	690,082	(d)(f)(g)
RSA Security Inc., Second Lien Delayed Draw Term Loan	—	4/16/29	400,889	395,712	(h)
Total IT Services				2,283,928

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	27

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — 2.4%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.092%	10/16/26	1,846,625	$1,846,884	(d)(f)(g)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	7.092%	2/19/29	1,450,000	1,468,386	(d)(f)(g)
Magenta Buyer LLC, First Lien Initial Term Loan	—	7/27/28	550,000	548,111	(h)
Magenta Buyer LLC, Second Lien Initial Term Loan	—	7/27/29	2,090,000	2,086,081	(h)
Particle Investments Sarl, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 5.250%)	5.750%	2/18/27	846,974	850,150	(d)(f)(g)
Peraton Corp., First Lien Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/1/28	758,100	758,574	(d)(f)(g)
Surf Holdings Sarl, Senior Secured First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	3.628%	3/5/27	504,902	500,448	(d)(f)(g)
Symplr Software Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	12/22/27	1,276,800	1,278,236	(d)(f)(g)
Total Software				9,336,870
Total Information Technology				14,125,465
Materials — 1.1%
Chemicals — 0.4%
INEOS US Petrochem LLC, 2026 Dollar Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	1/29/26	1,550,000	1,547,675	(d)(f)(g)
Containers & Packaging — 0.2%
Graham Packaging Co. Inc., New Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	8/4/27	811,086	807,030	(d)(f)(g)
Metals & Mining — 0.2%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	778,225	766,163	(c)(f)(g)(i)(j)
Paper & Forest Products — 0.3%
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	1.842%	9/7/27	992,500	983,429	(d)(f)(g)
Total Materials				4,104,297

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Claros Mortgage Trust Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 5.000%)	6.000%	8/9/26	1,051,970	$1,053,285	(d)(f)(g)(i)
Total Senior Loans (Cost — $102,617,179)				103,340,287
Asset-Backed Securities — 6.1%
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	5.944%	4/17/29	900,000	897,531	(a)(d)
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	3.464%	11/25/32	1,215,847	1,237,424	(d)
Ares XXXVII CLO Ltd., 2015-4A CR (3 mo. USD LIBOR + 2.650%)	2.776%	10/15/30	1,050,000	1,036,468	(a)(d)
BlueMountain CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.200%)	5.334%	7/18/27	750,000	737,811	(a)(d)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	7.945%	8/20/32	700,000	701,727	(a)(d)
BlueMountain CLO XXXI Ltd., 2021-31A E (3 mo. USD LIBOR + 6.530%)	6.648%	4/19/34	160,000	159,989	(a)(d)
Canyon Capital CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.350%)	6.468%	7/15/34	530,000	529,992	(a)(d)
Cathedral Lake VI Ltd., 2021-6A E (3 mo. USD LIBOR + 7.210%)	7.329%	4/25/34	250,000	249,943	(a)(d)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	5.534%	4/17/30	750,000	739,360	(a)(d)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	5.784%	7/20/28	1,500,000	1,511,138	(a)(d)
Goldentree Loan Management US CLO 6 Ltd., 2019-6A E (3 mo. USD LIBOR + 5.220%)	5.354%	1/20/33	450,000	434,612	(a)(d)
Greenwood Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.500%)	2.626%	4/15/31	700,000	689,321	(a)(d)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	5.076%	4/15/31	480,000	463,638	(a)(d)
GSAA Home Equity Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.540%)	0.629%	3/25/36	2,060,483	1,333,201	(d)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	7.834%	1/20/33	920,000	929,643	(a)(d)
Harriman Park CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.400%)	6.534%	4/20/34	500,000	500,702	(a)(d)
Magnetite VII Ltd., 2012-7A DR2 (3 mo. USD LIBOR + 4.500%)	4.626%	1/15/28	1,250,000	1,227,447	(a)(d)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	29

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Magnetite XII Ltd., 2015-12A ER (3 mo. USD LIBOR + 5.680%)	5.806%	10/15/31	290,000	$286,157	(a)(d)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	4.006%	7/15/29	500,000	497,872	(a)(d)
MKS CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	2.784%	1/20/31	600,000	587,568	(a)(d)
Mountain View CLO IX Ltd., 2015-9A CR (3 mo. USD LIBOR + 3.120%)	3.246%	7/15/31	690,000	668,074	(a)(d)
Ocean Trails CLO V, 2014-5A DRR (3 mo. USD LIBOR + 3.450%)	3.579%	10/13/31	510,000	489,907	(a)(d)
Ocean Trails CLO VI, 2016-6A DRR (3 mo. USD LIBOR + 3.600%)	3.726%	7/15/28	370,000	370,027	(a)(d)
OZLM XVI Ltd., 2017-16A C (3 mo. USD LIBOR + 3.550%)	3.706%	5/16/30	250,000	247,528	(a)(d)
Pulsar Funding I LLC, 2019-1A C (3 mo. USD LIBOR + 4.800%)	4.934%	1/20/33	500,000	504,050	(a)(d)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	3.385%	6/22/30	1,140,000	1,093,526	(a)(d)
Sculptor CLO XXVI Ltd., 26A E (3 mo. USD LIBOR + 7.250%)	7.368%	7/20/34	520,000	519,848	(a)(d)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	6.762%	5/25/31	1,588,794	1,527,920	(a)(d)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. USD LIBOR + 7.050%)	7.176%	4/15/35	900,000	899,668	(a)(d)
Venture XVII CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	2.946%	4/15/27	700,000	672,321	(a)(d)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	5.866%	4/15/27	650,000	588,943	(a)(d)
Voya CLO Ltd., 2017-3A DR (3 mo. USD LIBOR + 6.950%)	7.084%	4/20/34	300,000	303,011	(a)(d)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	3.776%	10/15/31	250,000	245,034	(a)(d)
Zais CLO 16 Ltd., 2020-16A D1 (3 mo. USD LIBOR + 5.480%)	5.614%	10/20/31	500,000	499,472	(a)(d)
Total Asset-Backed Securities (Cost — $23,540,994)				23,380,873

			Shares
Investments in Underlying Funds — 3.3%
iShares 0-5 Year High Yield Corporate Bond ETF (Cost — $12,852,000)			280,000	12,838,000

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.4%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.0%††
Liberty Latin America Ltd., Senior Notes	2.000%	7/15/24	260,000	$261,638
Entertainment — 0.1%
Spotify USA Inc., Senior Notes	0.000%	3/15/26	290,000	262,015	(a)
Media — 0.3%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,070,000	1,099,425
Total Communication Services				1,623,078
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
DraftKings Inc., Senior Notes	0.000%	3/15/28	380,000	334,970	(a)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	800,000	670,553
Financials — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance Inc., Senior Notes	4.750%	8/23/22	900,000	913,500
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.375%	10/15/23	770,000	782,513
Total Financials				1,696,013
Health Care — 0.1%
Biotechnology — 0.1%
Halozyme Therapeutics Inc., Senior Notes	0.250%	3/1/27	340,000	311,525	(a)
Industrials — 0.0%††
Airlines — 0.0%††
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	160,000	150,496
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp., Senior Notes	0.250%	6/15/26	380,000	386,901	(a)
Utilities — 0.1%
Electric Utilities — 0.1%
NextEra Energy Partners LP, Senior Notes	0.000%	6/15/24	350,000	352,975	(a)
Total Convertible Bonds & Notes (Cost — $5,479,895)				5,526,511
Collateralized Mortgage Obligations (k) — 1.2%
CSMC Trust, 2015-2R 7A2	2.458%	8/27/36	2,265,304	1,999,416	(a)(d)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	31

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	2.389%	1/25/50	290,000	$290,612	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	3.100%	1/25/34	770,000	784,847	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	960,000	1,021,288	(a)(d)
LSTAR Securities Investment Ltd., 2019-4 A1 (1 mo. USD LIBOR + 2.500%)	2.600%	5/1/24	645,843	642,052	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $4,681,672)				4,738,215

			Shares/Units
Common Stocks — 0.5%
Consumer Discretionary — 0.1%
Specialty Retail — 0.1%
Party City Holdco Inc.			23,255	198,598	*
Energy — 0.3%
Energy Equipment & Services — 0.0%††
Hercules Offshore Inc. (Escrow)			134,398	74,296	*(i)(j)
KCAD Holdings I Ltd.			282,728,964	0	*(i)(j)(l)
Total Energy Equipment & Services				74,296
Oil, Gas & Consumable Fuels — 0.3%
Berry Corp.			362	2,009
Permian Production Partners LLC			37,916	3,792	*(i)
Southwestern Energy Co.			240,572	1,133,094	*
Total Oil, Gas & Consumable Fuels				1,138,895
Total Energy				1,213,191
Financials — 0.1%
Capital Markets — 0.1%
EG Acquisition Corp., Class A Shares			46,620	452,913	*
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			871	0	*(i)(j)(l)
Total Common Stocks (Cost — $21,572,363)				1,864,702

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 0.3%
Argentina — 0.3%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	124,419	$48,026
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	1,820,407	666,269
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	953,791	309,991
Total Sovereign Bonds (Cost — $1,556,830)				1,024,286

			Shares
Convertible Preferred Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Targa Resources Corp., Non Voting Shares (Cost — $882,000)	9.500%		840	902,117
Preferred Stocks — 0.2%
Financials — 0.2%
Capital Markets — 0.2%
B Riley Financial Inc.	6.000%		22,225	590,963
B Riley Financial Inc.	6.875%		8,150	209,618
Total Preferred Stocks (Cost — $759,375)				800,581

		Expiration Date	Warrants
Warrants — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $14,879)		5/28/28	15,540	13,830	*
Total Investments before Short-Term Investments (Cost — $387,783,070)				378,088,977

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	33

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 4.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $17,719,125)	0.010%	17,719,125	$17,719,125	(m)
Total Investments — 102.4% (Cost — $405,502,195)			395,808,102
Liabilities in Excess of Other Assets — (2.4)%			(9,376,520)
Total Net Assets — 100.0%			$386,431,582

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	All or a portion of this loan is unfunded as of July 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Value is less than $1.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2021, the total market value of investments in Affiliated Companies was $17,719,125 and the cost was $17,719,125 (Note 8).

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2021 Annual Report

Western Asset Short Duration High Income Fund

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar

CLO	— Collateralized Loan Obligation

ETF	— Exchange-Traded Fund

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At July 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,273,427	CAD	1,580,746	Goldman Sachs Group Inc.	10/19/21	$6,462
AUD	809,439	USD	607,079	JPMorgan Chase & Co.	10/19/21	(12,853)
USD	1,274,815	CAD	1,600,000	JPMorgan Chase & Co.	10/19/21	(7,582)
EUR	63,126	USD	75,077	Morgan Stanley & Co. Inc.	10/19/21	(74)
Total						$(14,047)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

EUR	— Euro

USD	— United States Dollar

At July 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ford Motor Credit Co. LLC, 3.810%, due 1/9/24	$500,000	6/20/23	1.111%	5.000% quarterly	$36,526	$(19,289)	$55,815
Occidental Petroleum Corp., 5.550%, due 3/15/26	1,360,000	6/20/26	2.278%	1.000% quarterly	(79,267)	(61,121)	(18,146)
Total	$1,860,000				$(42,741)	$(80,410)	$37,669

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	35

Schedule of investments (cont’d)

July 31, 2021

Western Asset Short Duration High Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.36 Index	$8,840,000	6/20/26	5.000% quarterly	$(813,030)	$(807,071)	$(5,959)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2021 Annual Report

Statement of assets and liabilities

July 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $387,783,070)	$378,088,977
Investments in affiliated securities, at value (Cost — $17,719,125)	17,719,125
Foreign currency, at value (Cost — $230,852)	232,234
Cash	1,056,136
Receivable for securities sold	9,677,286
Interest and dividends receivable	4,095,827
Deposits with brokers for centrally cleared swap contracts	1,107,000
Receivable for Fund shares sold	618,055
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $85,630)	92,057
Receivable from broker — net variation margin on centrally cleared swap contracts	18,386
Unrealized appreciation on forward foreign currency contracts	6,462
Prepaid expenses	51,054
Total Assets	412,762,599

Liabilities:
Payable for securities purchased	25,166,611
Payable for Fund shares repurchased	621,770
Investment management fee payable	188,130
Distributions payable	115,472
Service and/or distribution fees payable	80,614
Unrealized depreciation on forward foreign currency contracts	20,509
Trustees’ fees payable	578
Accrued expenses	137,333
Total Liabilities	26,331,017
Total Net Assets	$386,431,582

Net Assets:
Par value (Note 7)	$726
Paid-in capital in excess of par value	586,398,463
Total distributable earnings (loss)	(199,967,607)
Total Net Assets	$386,431,582

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	37

Statement of assets and liabilities (cont’d)

July 31, 2021

Net Assets:
Class A	$286,667,303
Class C	$21,564,758
Class C1	$2,350,526
Class R	$147,362
Class I	$75,701,633

Shares Outstanding:
Class A	53,890,982
Class C	4,053,193
Class C1	439,578
Class R	27,722
Class I	14,174,250

Net Asset Value:
Class A (and redemption price)	$5.32
Class C*	$5.32
Class C1*	$5.35
Class R (and redemption price)	$5.32
Class I (and redemption price)	$5.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.44

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2021 Annual Report

Statement of operations

For the Year Ended July 31, 2021

Investment Income:
Interest from unaffiliated investments	$19,237,705
Interest from affiliated investments	1,679
Dividends	108,870
Less: Foreign taxes withheld	(22,043)
Total Investment Income	19,326,211

Expenses:
Investment management fee (Note 2)	1,953,669
Service and/or distribution fees (Notes 2 and 5)	929,107
Transfer agent fees (Note 5)	402,964
Registration fees	93,124
Fund accounting fees	81,815
Audit and tax fees	44,352
Shareholder reports	17,896
Legal fees	13,808
Custody fees	9,822
Trustees’ fees	6,179
Insurance	4,997
Commitment fees (Note 9)	3,443
Interest expense	763
Miscellaneous expenses	7,894
Total Expenses	3,569,833
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,207)
Net Expenses	3,565,626
Net Investment Income	15,760,585

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	515,134
Futures contracts	1,015,458
Swap contracts	253,048
Forward foreign currency contracts	(148,256)
Foreign currency transactions	11,440
Net Realized Gain	1,646,824
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	22,859,861
Futures contracts	167,657
Swap contracts	(84,828)
Forward foreign currency contracts	61,135
Foreign currencies	(3,121)
Change in Net Unrealized Appreciation (Depreciation)	23,000,704
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	24,647,528
Increase in Net Assets From Operations	$40,408,113

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	39

Statements of changes in net assets

For the Years Ended July 31,	2021	2020

Operations:
Net investment income	$15,760,585	$18,663,673
Net realized gain (loss)	1,646,824	(12,449,172)
Change in net unrealized appreciation (depreciation)	23,000,704	(10,965,867)
Increase (Decrease) in Net Assets From Operations	40,408,113	(4,751,366)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(16,662,846)	(20,089,140)
Decrease in Net Assets From Distributions to Shareholders	(16,662,846)	(20,089,140)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	94,905,983	67,767,142
Reinvestment of distributions	15,670,277	18,833,452
Cost of shares repurchased	(89,277,110)	(128,314,101)
Increase (Decrease) in Net Assets From Fund Share Transactions	21,299,150	(41,713,507)
Increase (Decrease) in Net Assets	45,044,417	(66,554,013)

Net Assets:
Beginning of year	341,387,165	407,941,178
End of year	$386,431,582	$341,387,165

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.97	$5.27	$5.35	$5.42	$5.21

Income (loss) from operations:
Net investment income	0.23	0.26	0.28	0.29	0.30
Net realized and unrealized gain (loss)	0.36	(0.29)	(0.07)	(0.07)	0.24
Total income (loss) from operations	0.59	(0.03)	0.21	0.22	0.54

Less distributions from:
Net investment income	(0.24)	(0.27)	(0.29)	(0.29)	(0.33)
Total distributions	(0.24)	(0.27)	(0.29)	(0.29)	(0.33)

Net asset value, end of year	$5.32	$4.97	$5.27	$5.35	$5.42
Total return[2]	12.20%	(0.39)%[3]	4.13%	4.25%	10.54%

Net assets, end of year (millions)	$287	$264	$290	$265	$289

Ratios to average net assets:
Gross expenses	1.00%	1.02%	1.01%	1.00%	0.99%
Net expenses[4,5]	1.00	1.00	1.00	1.00	0.99
Net investment income	4.45	5.09	5.24	5.33	5.53

Portfolio turnover rate	88%	78%	73%	61%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.97	$5.27	$5.35	$5.42	$5.21

Income (loss) from operations:
Net investment income	0.19	0.22	0.24	0.25	0.26
Net realized and unrealized gain (loss)	0.37	(0.28)	(0.06)	(0.06)	0.24
Total income (loss) from operations	0.56	(0.06)	0.18	0.19	0.50

Less distributions from:
Net investment income	(0.21)	(0.24)	(0.26)	(0.26)	(0.29)
Total distributions	(0.21)	(0.24)	(0.26)	(0.26)	(0.29)

Net asset value, end of year	$5.32	$4.97	$5.27	$5.35	$5.42
Total return[2]	11.40%	(1.11)%[3]	3.59%	3.33%	9.78%

Net assets, end of year (000s)	$21,565	$22,251	$40,405	$50,107	$64,965

Ratios to average net assets:
Gross expenses	1.71%	1.73%	1.71%	1.70%	1.69%
Net expenses[4,5]	1.71	1.72	1.71	1.70	1.69
Net investment income	3.74	4.36	4.52	4.70	4.84

Portfolio turnover rate	88%	78%	73%	61%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.31)% for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset Short Duration High Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.99	$5.30	$5.38	$5.45	$5.24

Income (loss) from operations:
Net investment income	0.21	0.24	0.25	0.27	0.28
Net realized and unrealized gain (loss)	0.37	(0.29)	(0.06)	(0.07)	0.24
Total income (loss) from operations	0.58	(0.05)	0.19	0.20	0.52

Less distributions from:
Net investment income	(0.22)	(0.26)	(0.27)	(0.27)	(0.31)
Total distributions	(0.22)	(0.26)	(0.27)	(0.27)	(0.31)

Net asset value, end of year	$5.35	$4.99	$5.30	$5.38	$5.45
Total return[2]	11.66%	(0.71)%[3]	3.91%	3.65%	10.06%

Net assets, end of year (000s)	$2,351	$5,161	$13,289	$53,657	$68,330

Ratios to average net assets:
Gross expenses	1.44%	1.37%	1.41%	1.40%	1.41%
Net expenses[4,5]	1.43	1.37	1.41	1.40	1.41
Net investment income	4.05	4.71	4.79	5.04	5.12

Portfolio turnover rate	88%	78%	73%	61%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.90)% for the year ended July 31, 2020.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.96	$5.26	$5.34	$5.41	$5.20

Income (loss) from operations:
Net investment income	0.21	0.23	0.25	0.27	0.28
Net realized and unrealized gain (loss)	0.38	(0.28)	(0.06)	(0.07)	0.24
Total income (loss) from operations	0.59	(0.05)	0.19	0.20	0.52

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.27)	(0.27)	(0.31)
Total distributions	(0.23)	(0.25)	(0.27)	(0.27)	(0.31)

Net asset value, end of year	$5.32	$4.96	$5.26	$5.34	$5.41
Total return[2]	11.81%	(0.60)%[3]	3.71%	3.85%	10.21%

Net assets, end of year (000s)	$147	$119	$109	$64	$93

Ratios to average net assets:
Gross expenses	1.35%	1.66%	1.44%	1.40%	1.30%
Net expenses[4]	1.35 [5]	1.40 [5]	1.40 [5]	1.40 [5]	1.30
Net investment income	4.09	4.69	4.84	5.01	5.20

Portfolio turnover rate	88%	78%	73%	61%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.80)% for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Short Duration High Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$4.99	$5.29	$5.37	$5.44	$5.23

Income (loss) from operations:
Net investment income	0.24	0.27	0.29	0.31	0.31
Net realized and unrealized gain (loss)	0.37	(0.28)	(0.06)	(0.07)	0.24
Total income (loss) from operations	0.61	(0.01)	0.23	0.24	0.55

Less distributions from:
Net investment income	(0.26)	(0.29)	(0.31)	(0.31)	(0.34)
Total distributions	(0.26)	(0.29)	(0.31)	(0.31)	(0.34)

Net asset value, end of year	$5.34	$4.99	$5.29	$5.37	$5.44
Total return[2]	12.47%	(0.11)%[3]	4.42%	4.57%	10.82%

Net assets, end of year (000s)	$75,702	$49,856	$64,474	$73,073	$118,556

Ratios to average net assets:
Gross expenses	0.72%	0.74%	0.72%	0.71%	0.72%
Net expenses[4]	0.72 [5]	0.73 [5]	0.72	0.71	0.72
Net investment income	4.69	5.35	5.50	5.73	5.81

Portfolio turnover rate	88%	78%	73%	61%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2021 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

46	Western Asset Short Duration High Income Fund 2021 Annual Report

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short Duration High Income Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$223,659,575	—		$223,659,575
Senior Loans:
Consumer Discretionary	—	24,398,029	$890,133		25,288,162
Energy	—	—	2,550,609		2,550,609
Financials	—	6,456,287	2,179,050		8,635,337
Industrials	—	16,844,343	1,000,000		17,844,343
Materials	—	3,338,134	766,163		4,104,297
Real Estate	—	—	1,053,285		1,053,285
Other Senior Loans	—	43,864,254	—		43,864,254
Asset-Backed Securities	—	23,380,873	—		23,380,873
Investments in Underlying Funds	$12,838,000	—	—		12,838,000
Convertible Bonds & Notes	—	5,526,511	—		5,526,511
Collateralized Mortgage Obligations	—	4,738,215	—		4,738,215
Common Stocks:
Consumer Discretionary	198,598	—	—		198,598
Energy	1,135,103	—	78,088		1,213,191
Financials	—	452,913	—		452,913
Materials	—	—	0	*	0	*
Sovereign Bonds	—	1,024,286	—		1,024,286
Convertible Preferred Stocks	—	902,117	—		902,117
Preferred Stocks	800,581	—	—		800,581
Warrants	13,830	—	—		13,830
Total Long-Term Investments	14,986,112	354,585,537	8,517,328		378,088,977
Short-Term Investments†	17,719,125	—	—		17,719,125
Total Investments	$32,705,237	$354,585,537	$8,517,328		$395,808,102
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$6,462	—		$6,462
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	55,815	—		55,815
Total Other Financial Instruments	—	$62,277	—		$62,277
Total	$32,705,237	$354,647,814	$8,517,328		$395,870,379

48	Western Asset Short Duration High Income Fund 2021 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$20,509	—	$20,509
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	18,146	—	18,146
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	5,959	—	5,959
Total	—	$44,614	—	$44,614

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2020		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Senior Loans:
Consumer
Discretionary	$1,386,600		$5,160	$2,026	$7,347	$205,800
Energy	64,838		833	(635,830)	790,917	2,823,492
Financials	1,605,450		1,877	(1,616)	10,408	2,241,693
Health Care	3,162,045		3,539	1,369	136,242	—
Industrials	960,125		2,959	16,993	176,700	1,000,000
Materials	—		—	—	(12,062)	778,225
Real Estate	—		2,675	201	26,264	1,032,175
Common Stocks:
Communication
Services	0	*	—	—	—	—
Energy	168,647		—	(668,009)	714,427	—
Materials	—		—	—	—	0	*
Total	$7,347,705		$17,043	$(1,284,866)	$1,850,243	$8,081,385

Western Asset Short Duration High Income Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales		Transfers into Level 3	Transfers out of Level 3[3]	Balance as of July 31, 2021		Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2021[2]
Senior Loans:
Consumer
Discretionary	$(716,800)		—	—	$890,133		$9,378
Energy	(493,641)		—	—	2,550,609		3,134
Financials	(1,084,176)		—	$(594,586)	2,179,050		10,480
Health Care	(1,736,138)		—	(1,567,057)	—		—
Industrials	(1,156,777)		—	—	1,000,000		—
Materials	—		—	—	766,163		(12,062)
Real Estate	(8,030)		—	—	1,053,285		26,264
Common Stocks:
Communication
Services	(0)	*	—	—	—		—
Energy	(136,977)		—	—	78,088		33,282
Materials	—		—	—	0	*	—
Total	$(5,332,539)		—	$(2,161,643)	$8,517,328		$70,476

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

50	Western Asset Short Duration High Income Fund 2021 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Short Duration High Income Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2021, the total notional value of all credit default swaps to sell protection was $1,860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of

52	Western Asset Short Duration High Income Fund 2021 Annual Report

the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Short Duration High Income Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

54	Western Asset Short Duration High Income Fund 2021 Annual Report

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

Western Asset Short Duration High Income Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2021, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $20,509. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

56	Western Asset Short Duration High Income Fund 2021 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended July 31, 2021, fees waived and/or expenses reimbursed amounted to $4,207, which included an affiliated money market fund waiver of $4,189.

Western Asset Short Duration High Income Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at July 31, 2021, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended July 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (formerly known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$55,279	—
CDSCs	1,544	$119

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$322,411,293	$1,054,744
Sales	305,278,471	1,640,806

58	Western Asset Short Duration High Income Fund 2021 Annual Report

At July 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$407,968,247	$12,633,500	$(24,793,645)	$(12,160,145)
Forward foreign currency contracts	—	6,462	(20,509)	(14,047)
Swap contracts	(887,481)	55,815	(24,105)	31,710

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2021.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$6,462	—	$6,462
Centrally cleared swap contracts[2]	—	$55,815	55,815
Total	$6,462	$55,815	$62,277

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$20,509	—	$20,509
Centrally cleared swap contracts[2]	—	$24,105	24,105
Total	$20,509	$24,105	$44,614

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Short Duration High Income Fund 2021 Annual Report	59

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$1,015,458	—	—	$1,015,458
Swap contracts	—	—	$253,048	253,048
Forward foreign currency contracts	—	$(148,256)	—	(148,256)
Total	$1,015,458	$(148,256)	$253,048	$1,120,250

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$167,657	—	—	$167,657
Swap contracts	—	—	$(84,828)	(84,828)
Forward foreign currency contracts	—	$61,135	—	61,135
Total	$167,657	$61,135	$(84,828)	$143,964

During the year ended July 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$98,068,029
Futures contracts (to sell)†	41,956,532
Forward foreign currency contracts (to buy)	1,295,861
Forward foreign currency contracts (to sell)	1,720,682

Average Notional Balance
Credit default swap contracts (buy protection)	$680,000
Credit default swap contracts (sell protection)	1,756,154

†	At July 31, 2021, there were no open positions held in this derivative.

60	Western Asset Short Duration High Income Fund 2021 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Goldman Sachs Group Inc.	$6,462	—	$6,462	—	$6,462
JPMorgan Chase & Co.	—	$(20,435)	(20,435)	—	(20,435)
Morgan Stanley & Co. Inc.	—	(74)	(74)	—	(74)
Total	$6,462	$(20,509)	$(14,047)	—	$(14,047)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$686,508	†	$328,765
Class C	215,981		17,605
Class C1	25,931		3,882
Class R	687		299
Class I	—		52,413
Total	$929,107		$402,964

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2021, the service and/or distribution fees reimbursed amounted to $18 for Class A shares.

For the year ended July 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,278
Class C	259
Class C1	49
Class R	2
Class I	619
Total	$4,207

Western Asset Short Duration High Income Fund 2021 Annual Report	61

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2021	Year Ended July 31, 2020
Net Investment Income:
Class A	$12,905,593	$14,855,251
Class C	860,725	1,537,498
Class C1	158,616	474,698
Class R	5,977	5,474
Class I	2,731,935	3,216,219
Total	$16,662,846	$20,089,140

7. Shares of beneficial interest

At July 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,162,405	$52,997,313	9,175,468	$45,951,274
Shares issued on reinvestment	2,365,266	12,280,376	2,845,136	14,208,783
Shares repurchased	(11,786,597)	(61,189,179)	(13,860,870)	(68,770,985)
Net increase (decrease)	741,074	$4,088,510	(1,840,266)	$(8,610,928)

Class C
Shares sold	692,262	$3,636,091	446,445	$2,235,323
Shares issued on reinvestment	158,591	822,663	268,736	1,347,825
Shares repurchased	(1,276,626)	(6,620,169)	(3,907,285)	(18,956,428)
Net decrease	(425,773)	$(2,161,415)	(3,192,104)	$(15,373,280)

Class C1
Shares sold	13,980	$72,935	14,364	$75,264
Shares issued on reinvestment	30,222	156,817	91,899	464,940
Shares repurchased	(638,248)	(3,327,026)	(1,581,962)	(7,773,325)
Net decrease	(594,046)	$(3,097,274)	(1,475,699)	$(7,233,121)

Class R
Shares sold	3,128	$15,837	8,094	$41,706
Shares issued on reinvestment	669	3,493	561	2,799
Shares repurchased	(48)	(245)	(5,470)	(28,490)
Net increase	3,749	$19,085	3,185	$16,015

62	Western Asset Short Duration High Income Fund 2021 Annual Report

	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	7,217,831	$38,183,807	3,814,156	$19,463,575
Shares issued on reinvestment	460,861	2,406,928	558,921	2,809,105
Shares repurchased	(3,500,587)	(18,140,491)	(6,567,224)	(32,784,873)
Net increase (decrease)	4,178,105	$22,450,244	(2,194,147)	$(10,512,193)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended July 31, 2021. The following transactions were effected in such company for the year ended July 31, 2021.

	Affiliate Value at July 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,405,414	$181,048,265	181,048,265	$165,734,554	165,734,554

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,679	—	$17,719,125

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the

Western Asset Short Duration High Income Fund 2021 Annual Report	63

Notes to financial statements (cont’d)

Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended July 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$16,662,846	$20,089,140

As of July 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,160,699
Deferred capital losses*	(188,961,583)
Other book/tax temporary differences(a)	(31,987)
Unrealized appreciation (depreciation)(b)	(12,134,736)
Total distributable earnings (loss) — net	$(199,967,607)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

64	Western Asset Short Duration High Income Fund 2021 Annual Report

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Short Duration High Income Fund 2021 Annual Report	65

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration High Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the four years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

66	Western Asset Short Duration High Income Fund 2021 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Western Asset Short Duration High Income Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

68	Western Asset Short Duration High Income Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Short Duration High Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 138 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	136
Other Trusteeships held by Trustee during the past five years	None

Additional Officers
Ted P. Becker
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

70	Western Asset Short Duration High Income Fund

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Franklin Templeton
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Short Duration High Income Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

72	Western Asset Short Duration High Income Fund

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration High Income Fund	73

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.leggmason.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended July 31, 2021:

	Pursuant to:		Amount Reported
Interest-Related Dividends	§	871(k)(1)(C)	$2,768,897

74	Western Asset Short Duration High Income Fund

Western Asset

Short Duration High Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

†	Effective July 7, 2021, LMIS was renamed Franklin Distributors, LLC.

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0429 9/21 SR21-4235

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2020 and July 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $123,301 in July 31, 2020 and $118,117 in July 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2020 and $0 in July 31, 2021.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2020 and $0 in July 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2020 and $0 in July 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2020 and July 31, 2021; Tax Fees were 100% and 100% for July 31, 2020 and July 31, 2021; and Other Fees were 100% and 100% for July 31, 2020 and July 31, 2021.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $457,301 in July 31, 2020 and $773,011 in July 31, 2021.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 24, 2021